UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds (Exact name of Registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707 Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

THE BERKSHIRE FUNDS

ANNUAL REPORT

December 31, 2012

Berkshire
Funds

BERKSHIRE FOCUS FUND (BFOCX)

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW – BERKSHIRE FOCUS FUND
December 31, 2012 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 12/31/12)

	1 Year	3 Year	5 Year	10 Year	Since Inception (1)

Berkshire Focus Fund	20.39%	17.50%	4.96%	13.94%	2.77%

Dow Jones Industrial Average	10.24%	10.85%	2.62%	7.31%	5.88%
S&P 500® Index	16.00%	10.86%	1.66%	7.09%	5.00%
Nasdaq Composite Index	17.75%	11.32%	3.78%	9.46%	5.61%

NET ASSETS
12/31/12	$53.9 Million

TOP TEN STOCK HOLDINGS(2)
Apple, Inc.	24.46%
Facebook, Inc. (Class A)	15.29%
Salesforce.com, Inc.	8.63%
Amazon.com, Inc.	4.99%
NetSuite, Inc.	4.98%
LinkedIn Corp.	4.96%
Rackspace Hosting, Inc.	4.95%
Google, Inc. (Class A)	4.91%
Yahoo!, Inc.	3.37%
Priceline.com, Inc.	3.21%

SECTOR ALLOCATION(4)
Internet Software & Services	56.99%
Computer Hardware	24.46%
Exchange Traded Funds	8.40%
Apparel Clothing	6.25%
Software	1.59%
Grocery Stores	0.50%
Retail	0.26%
Biotechnology	0.00%
Beverages	0.00%

NET ASSET VALUE
Net Asset Value Per Share	$14.05

(1)	The Fund’s inception date was July 1, 1997.

(2)	Stated as a percentage of total net assets as of 12/31/12. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on December 31, 2002. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 12/31/12. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

(5)	This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
12/31/2012

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the twelve month period ended December 31, 2012, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of +20.39% while the S&P 500® Index – which we consider to be the Fund’s primary benchmark index – had a total return of +16.00% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +10.24% and the Nasdaq Composite Index generated a return of +17.75% for the calendar year. Please see the Fund Overview section and the accompanying financial statements for more detailed information about the Fund’s longer-term performance. All return data includes reinvested dividends but do not reflect the impact of taxes.

Investor concerns over the European Union’s banking and sovereign debt crisis, a sluggish U.S. economy, slowing growth in China and accommodative actions taken by the world’s largest central banks dominated the world news headlines over the past twelve months. However, against this backdrop, all of the major U.S. stock market indices posted strong double-digit gains for the year.

In the third quarter the Federal Reserve, frustrated by persistently high U.S. unemployment and a tepid economic recovery, announced massive liquidity injections into the economy through its highly-anticipated quantitative easing, or its so-called “QE3” program. In an unusually strong commitment by the central bank, the Fed said it would buy $40 billion of mortgaged-backed securities every month and would keep buying them until the job market improved. In addition, the Federal Reserve said it would continue its “Operation Twist” stimulus program which it unveiled in September 2011. Under this program, the central bank pledged to swap $400 billion of short-maturity government bonds with longer-maturity bonds – meant to further push down long-term interest rates and encourage economic activity, while making stocks more attractive. The Fed also left interest rates unchanged at near-zero, saying that rates would stay at “exceptionally low levels” until at least mid-2015. As the quarter progressed, the U.S. equity markets anticipated the Federal Reserve’s highly accommodative stimulus programs by staging a powerful rally that regained all of the ground lost in April and May.

U.S. stock markets sold off sharply at the beginning of the fourth quarter as investors grappled with the possible economic effects of hurricane Sandy, which caused tremendous damage to the East Coast. Also weighing heavily on the markets was uncertainty surrounding the outcome of the November presidential election. Meanwhile, stocks were challenged throughout the period by concerns over the impending “fiscal cliff,” when automatic federal government spending cuts begin in early 2013, at the same time that payroll tax breaks, long-term unemployment benefits and Bush-era income tax breaks are scheduled to end. Despite investor angst, the broad-market equity indices rebounded in mid-November to finish the second half of the year on a positive note.

Looking at the portfolio, some of the Fund’s biggest percentage gainers for the year were in Apple (AAPL), Amazon.com (AMZN), LinkedIn (LNKD), Priceline.com (PCLN) and Salesforce.com (CRM). Other contributors to the Fund’s results during the period were Facebook (FB), Under Armour (UA), Michael Kors (KORS) and Rackspace Hosting (RAX). Some new or significant additions to the portfolio during the second half included Google (GOOG), Lululemon Athletica (LULU), Netflix (NFLX), NetSuite (N), Workday (WDAY) and Yahoo! (YHOO).

As always, we thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III Chairman and Chief Investment Officer

Audited Financial Statements
12/31/2012

PORTFOLIO OF INVESTMENTS – BERKSHIRE FOCUS FUND
December 31, 2012

Shares		Value

	COMMON STOCKS – 90.05%	$48,542,296
	(Cost $49,018,660)

	APPAREL CLOTHING – 6.25%	3,369,049
22,300	Lululemon Athletica, Inc.*	1,699,929
22,005	Michael Kors Holdings Ltd*	1,122,915
11,255	Under Armour, Inc. (Class A)*	546,205

	BEVERAGES – 0.00%	268
5	Starbucks Corp.	268

	BIOTECHNOLOGY – 0.00%	1,792
10	Alexion Pharmaceuticals, Inc.*	937
5	Regeneron Pharmaceuticals, Inc.*	855

	COMPUTER HARDWARE – 24.46%	13,184,586
24,775	Apple, Inc.	13,184,586

	GROCERY STORES – 0.50%	270,289
2,965	Whole Foods Market, Inc.	270,289

	INTERNET SOFTWARE & SERVICES – 56.99%	30,717,809
10,715	Amazon.com, Inc.*	2,688,072
5	eBay, Inc.*	255
309,560	Facebook, Inc. (Class A)*	8,240,394
3,740	Google, Inc. (Class A)*	2,645,601
10	IAC/InterActiveCorp.	472
2,940	Netflix, Inc.*	272,215
39,885	NetSuite, Inc.*	2,684,261
23,265	LinkedIn Corp.*	2,671,287
2,785	Priceline.com, Inc.*	1,727,786
35,890	Rackspace Hosting, Inc.*	2,665,550
27,670	Salesforce.com, Inc.*	4,651,327
12,035	Workday, Inc.*	655,908
91,190	Yahoo!, Inc.*	1,814,681

	RETAIL – 0.26%	138,939
10	Tractor Supply Co.	884
1,405	Ulta Salon, Cosmetics & Fragrance, Inc.*	138,055

	SOFTWARE – 1.59%	859,564
5	F5 Networks, Inc.*	486
16,370	SolarWinds, Inc.*	858,607
5	VMware, Inc. (Class A)*	471

	EXCHANGE TRADED FUNDS – 8.40%	4,527,384
	(Cost $4,596,075)
33,095	Powershares QQQ	2,155,481
43,275	ProShares Ultra QQQ	2,371,903

	TOTAL INVESTMENT SECURITIES – 98.45%	53,069,680
	(Cost $53,614,735)

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.55%	833,483

	NET ASSETS – 100.00%	$53,903,163
	Equivalent to $14.05 per share
	*non-income producing

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES – BERKSHIRE FOCUS FUND
December 31, 2012

ASSETS
Investment securities:
At cost	$53,614,735
At value	$53,069,680
Receivable for securities sold	6,429,839
Receivable for capital shares sold	93,615
Dividends and interest receivable	8,173
Total Assets	59,601,307

LIABILITIES
Payable for securities purchased	3,740,763
Payable for capital shares redeemed	1,481,640
Payable to custodian	379,513
Payable to affiliate (Note 5)	95,569
Accrued expenses	659
Total Liabilities	5,698,144

NET ASSETS	$53,903,163

Net assets consist of:
Paid in capital	$57,266,646
Accumulated net realized losses from security transactions	(2,818,428)
Net unrealized depreciation on investments	(545,055)
Net Assets	$53,903,163

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	3,835,502

Net asset value and offering price per share	$14.05

Minimum redemption price per share*	$13.77

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS – BERKSHIRE FOCUS FUND
For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$174,874
Total Investment Income	174,874

EXPENSES
Investment advisory fees (Note 5)	737,675
Administrative fees (Note 5)	243,993
Interest expense	1,519
Total Expenses	983,187

NET INVESTMENT LOSS	(808,313)

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	6,166,150
Net change in unrealized appreciation/depreciation on investments	(393,357)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	5,772,793

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$4,964,480

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS – BERKSHIRE FOCUS FUND
For the Years Ended December 31, 2012 and December 31, 2011

	Year	Year
	Ended	Ended
	12/31/12	12/31/11
FROM OPERATIONS:
Net investment loss	$(808,313)	$(734,992)
Net realized gains (losses) from security transactions	6,166,150	(2,485,403)
Net change in unrealized appreciation/
depreciation on investments	(393,357)	(767,314)
Net increase (decrease) in net assets from operations	4,964,480	(3,987,709)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	43,100,071	39,044,444
Proceeds from redemption fees (Note 6)	58,345	199,386
Payments for shares redeemed	(24,410,604)	(35,627,726)
Net increase in net assets from capital share transactions	18,747,812	3,616,104

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,712,292	(371,605)

NET ASSETS:
Beginning of period	30,190,871	30,562,476
End of period	$53,903,163	$30,190,871

CAPITAL SHARE ACTIVITY:
Shares sold	2,979,612	2,947,586
Shares redeemed	(1,730,680)	(2,784,491)
Net increase in shares outstanding	1,248,932	163,095
Shares outstanding, beginning of period	2,586,570	2,423,475
Shares outstanding, end of period	3,835,502	2,586,570

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS – BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

NET ASSET VALUE,
BEGINNING OF PERIOD	$11.67	$12.61	$8.66	$4.71	$11.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.28)	(0.14)	(0.09)	(0.16)
Net realized and unrealized gains
(losses) on investments	2.59	(0.73)	4.09	4.03	(6.17)
Total from investment operations	2.37	(1.01)	3.95	3.94	(6.33)

Proceeds from redemption fees	0.01	0.07	0.00 (b)	0.01	.00.01

NET ASSET VALUE,
END OF PERIOD	$14.05	$11.67	$12.61	$8.66	$4.71

TOTAL RETURN(c)	20.39%	(7.45%)	45.61%	83.86%	(57.30%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands) $	53,903	$30,191	$30,562	$18,819	$7,404

Ratio of expenses to average net assets(d)	2.00%	2.01%	2.00%	2.00%	2.01%
Ratio of net investment loss to
average net assets	(1.64%)	(1.88%)	(1.87%)	(1.50%)	(1.68%)

Portfolio turnover rate(e)	613.8%	796.3%	950.5%	833.0%	539.9%

(a) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(b) Amount is less than $0.01 per share.
(c) Total return represents the rate that the investor would have earned or (lost) on an investment in the fund assuming reinvestment of dividends.
(d) The ratio of expenses to average net assets includes interest expense. The ratio excluding interest expense would be 2.00%.
(e) Portfolio turnover is greater than most funds due to the investment style of the Fund.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

     Securities valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Software & Services	$30,717,809	–	–	$30,717,809
Computer Hardware	13,184,586	–	–	13,184,586
Apparel Clothing	3,369,049	–	–	3,369,049
Software	859,564	–	–	859,564
Grocery Stores	270,289	–	–	270,289
Retail	138,939	–	–	138,939
Biotechnology	1,792	–	–	1,792
Beverages	268	–	–	268
Total Common Stocks	48,542,296	–	–	48,542,296
Exchange Traded Funds	4,527,384	–	–	4,527,384
Total Investments	$53,069,680	–	–	$53,069,680

     There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

     Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended December 31, 2012, the Fund increased accumulated net investment income by $808,313 and decreased paid in capital by $808,313.

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2012 were $313,321,644 and $296,162,139, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Federal income tax cost	$54,141,228
Gross unrealized appreciation	$2,644,417
Gross unrealized depreciation	(3,715,965)
Net unrealized depreciation	(1,071,548)
Undistributed ordinary income	–
Accumulated losses	(2,291,935)
Total accumulated losses	$(3,363,483)

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

The cost basis of investments for tax and financial reporting purposes differs primarily due to the deferral of capital losses from wash sales.

There were no distributions paid during the year ended December 31, 2012 or the year ended December 31, 2011.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the Fund had accumulated net realized capital loss carryforwards of $2,291,935 which will expire on December 31, 2016. There were no short-term capital loss carryforwards with an indefinite expiration. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. During the year ended December 31, 2012, the Fund utilized $4,204,085 of its outstanding capital loss carryforward.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $5,415 in Trustee fees and expenses directly by Berkshire Capital during the year ended December 31, 2012.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2012, Berkshire Capital was paid an investment advisory fee of $737,675 and an administration fee of $243,993 from the Fund. The amount due to Berkshire Capital for these fees at December 31, 2012 totaled $95,569.

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the year ended December 31, 2012, proceeds from redemption fees were $58,345.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2012, National Financial Services Corp. and Charles Schwab & Co. beneficially owned, in aggregate, 42.53% and 25.43% of the Fund, respectively.

8. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after December 31, 2012 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

The Berkshire Funds
San Jose, California

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Berkshire Focus Fund (the “Fund”), a series of The Berkshire Funds, for the year ended December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Berkshire Focus Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Cleveland, Ohio
February 28, 2013

ADDITIONAL INFORMATION
(unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on July 1, 2012 and held through December 31, 2012.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and interest expense. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2012 to
	July 1, 2012	December 31, 2012	December 31, 2012
Actual	$1,000.00	$986.70	$9.99

Hypothetical	$1,000.00	$1,015.08	$10.13
(5% annual return
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

ADDITIONAL INFORMATION (unaudited)

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling toll-free 1-877-526-0707.

Interested Trustees and Officers

Number of
		Term of		portfolios in
		office and	Principal	fund complex	Other directorships
	Position(s) held	length of	occupation during	overseen by	held by trustee
Name, address and age	with trust	time served	past five years	trustee	and officer

Malcolm R. Fobes III*	Trustee, President,	Indefinite;	Chairman and CEO;	1	Independent Director;
475 Milan Drive	Treasurer, Secretary,	Since 1996	Berkshire Capital		United States
Suite #103	Chief Investment		Holdings, Inc.		Oil Fund,
San Jose, CA 95134	Officer, Chief Financial		(1993 – present)		United States
Age: 48	Officer and Chief				Natural Gas Fund,
	Compliance Officer				United States
12 Month Oil Fund,
United States
Gasoline Fund,
United States
Heating Oil Fund,
United States
Short Oil Fund,
United States
12 Month Natural
Gas Fund,
United States
Brent Oil Fund,
United States
Commodity Index Fund,
United States
Agriculture Index Fund,
United States
Copper Index Fund,
United States
Metals Index Fund

*	Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Disinterested Trustees

Number of
		Term of		portfolios in
		office and	Principal	fund complex
	Position held	length of	occupation during	overseen by	Other directorships
Name, address and age	with trust	time served	past five years	trustee	held by trustee

Leland F. Smith	Independent	Indefinite;	Chairman and CEO;	1	None
475 Milan Drive	Trustee	Since 1997	Elesco Ltd.*
Suite #103			(1989 – present)
San Jose, CA 95134
Age: 74

Andrew W. Broer	Independent	Indefinite;	Senior Manager	1	None
475 Milan Drive	Trustee	Since 1998	Data Center
Suite #103			Operations;
San Jose, CA 95134			Box, Inc.
Age: 47			(2013 – present)

* Elesco Ltd. provides consulting services for corporations and government agencies in the field of land-use management.

ADDITIONAL INFORMATION
(unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on December 15, 2012, the Board of Trustees (“Trustees”), including a majority of Trustees that are not “interested” persons of the Fund (as that term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Adviser. The Trustees, pursuant to the advice of counsel regarding their fiduciary duties when re-approving the Advisory Agreement, considered, among other things, the following information regarding the Investment Adviser:

Nature, Extent and Quality of Services Provided by the Investment Adviser

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Trustees also analyzed the Investment Adviser’s experience and the capabilities of the Investment Adviser’s portfolio manager. For example, the Trustees reviewed and discussed the Investment Adviser's Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Adviser’s portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Adviser to the Fund were appropriate and continued to support its original selection of the Investment Adviser.

Costs of Services to the Fund

The Trustees discussed at length the advisory fee of 1.50%, noting that it fell within the 4th Quartile relative to similar funds within its benchmark category and asset range, as provided by Lipper, Inc. The Trustees also considered the 0.50% administrative fee and concluded that it was more appropriate to compare the Fund’s total expense ratio to those of similar funds within its benchmark category and asset range. The Trustees noted the Fund’s total expense ratio fell within the middle of the 4th Quartile when compared to its benchmark funds. The Trustees further noted that the Adviser paid all of the Fund’s expenses from the fees it received. The Trustees also considered that managing a technology fund requires more intensive research and trading skills than the average mutual fund, which holds more securities and more stable stocks across various sectors. Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Adviser, was satisfactory.

ADDITIONAL INFORMATION
(unaudited)

Investment Performance

The Trustees considered short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund’s Lipper, Inc. peer group universe. The Trustees noted in particular the exceptional investment performance delivered by the Adviser to the Fund over the past 3-year, 5-year and 10-year periods relative to both its benchmark indices and its Lipper, Inc. peer group universe. They also took into consideration that the Fund tends to outperform its benchmarks in up markets and underperform in down markets. Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Adviser, was satisfactory.

Profitability of the Adviser

The Trustees considered the level of profits that could be expected to accrue to the Investment Adviser from the fee payable under the Advisory Agreement. In addition, the Trustees reviewed the current financial condition of the Investment Adviser and a summary of total expense ratios and management fees. The Trustees also discussed the existence of other compensation arrangements with the Investment Adviser. Based on this review, the Trustees concluded that the Fund’s advisory fee is competitive with those of comparable funds and that the Investment Adviser's profit margin was reasonable.

Economies of Scale

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund contain break-points and, accordingly, reflect the potential that economies of scale may be realized as the Fund grows.

Conclusion

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Adviser’s compensation. On the basis of its review and the foregoing information, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

Board of Trustees
Malcolm R. Fobes III, Chairman
Leland F. Smith
Andrew W. Broer

Investment Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44145

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive
Suite #302
Milwaukee, WI 53212

Website
www.berkshirefunds.com

Copyright © 2013 The Berkshire Funds

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and audit-related services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE	12/31/2012	FYE	12/31/2011
Audit Fees		$13,200		$13,200
Audit-Related Fees		$0		$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE	12/31/2012	FYE	12/31/2011
Registrant		$0		$0
Registrant’s Investment Adviser		$0		$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President, Treasurer and Chief Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on this review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 25, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date 3/8/13

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date 3/8/13